NORTHTECH INDUSTRIES, INC.

SUBSCRIPTION AGREEMENT

     This Subscription Agreement pertains to the offering by Northtech Industries, Inc. (the “Company”) of up to two million (2,000,000) shares of Class A Common Stock (the “Shares”), at a purchase price of Ten Cents ($0.10) per Share for an aggregate offering of up to Two Hundred Thousand Dollars ($200,000) (the “Offering”). The Company is making this offering solely to accredited investors (as defined under Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)).

     The undersigned, intending to be legally bound, hereby offers to purchase from the Company Shares for an aggregate purchase price of $_______________ .

     The Company will be deemed to have accepted this offer upon execution by it of the Receipt and Acceptance attached to this Subscription Agreement. This subscription is submitted to the Company subject to its acceptance and in accordance with, and subject to the terms and conditions described in, this Subscription Agreement.

     1. Verification of Investor Suitability under Regulation D. The undersigned understands that in order to subscribe for the Shares in this Offering, the undersigned must be an “accredited investor” as defined in Section 501 of Regulation D under the Securities Act.

     2. Amount and Method of Payment. The purchase price for the Shares is __________ Dollars ($ _______ ) and shall be paid by tender of a check made payable to “Northtech Industries, Inc.” or wire transfer of immediately available funds to the account set forth on the last page hereof in the amount of _________ Dollars ($________ ) (the “Purchase Price”).

     3. Acceptance of Subscription.

          (a) The undersigned understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Shares in whole or in part at any time prior to the Closing (as defined below).

          (b) In the event that this subscription is rejected in whole or in part, the Company shall promptly return all or the applicable portion of the Purchase Price to the undersigned, as the case may be, and this Subscription Agreement shall thereafter have no force or effect except with respect to the portion, if any, of this subscription that is accepted by the Company.

     4. Registration Rights.

          (a) Piggyback Registrations.

     (i) Notice of Registration. If, at any time, the Company proposes to file a Registration Statement with the Securities and Exchange Commission (the

“SEC”) in connection with any public offering of common stock (other than in connection with an initial public offering of common stock), whether for the account of the Company or any other person (other than a Registration Statement on Form S-4 or Form S-8 (or any successor forms under the Securities Act) or other registrations relating solely to employee benefit plans or any transaction governed by Rule 145 under the Securities Act), the Company shall give written notice of such proposed filing and proposed date thereof to each Holder that owns Shares at least fifteen (15) days before the anticipated filing of such Registration Statement, offering such Holder the opportunity to offer and sell its Shares (the “Registrable Securities”), by means of the prospectus contained in such Registration Statement. If such Holder desires to have its Registrable Securities registered under such Registration Statement pursuant to this paragraph 4(a), then Holder shall advise the Company thereof in writing within ten (10) days after the date of its receipt of the Company’s notice (which request shall set forth the number of Registrable Securities for which registration is requested). Subject to subsection 4(b) hereof, the Company shall include in such Registration Statement, if filed, all Registrable Securities so requested by such Holder to be included so as to permit such securities to be sold or disposed of in the manner and on the terms set forth in such request. Such registration shall hereinafter be called a “Piggyback Registration”. Each Holder shall only have one (1) right to elect to exercise a Piggyback Registration. The Company shall have the right at any time to delay or discontinue, without liability to the Holders, any Piggyback Registration under this subsection 4(a) at any time prior to the effective date of the Registration Statement if the proposed offering of common stock contemplated thereunder is discontinued.

     (ii) Withdrawal Right. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this subsection 4(a) by giving written notice to the Company of its request to withdraw; provided, however, that (A) such withdrawal request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such Piggyback Registration and (B) such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration from which such Investor withdrew.

     (b) Allocation of Securities Included in Registration Statements. In connection with any Registration Statement in which the Holders have requested to include Registrable Securities, in the case of an underwritten public offering, if the managing underwriter(s) of such offering advise(s) or, in the case of a non-underwritten public offering, the Company determines, that the inclusion in such Registration Statement of some or all of the shares sought to be registered thereunder exceeds the number of shares (the “Saleable Number”) that can be sold in an orderly fashion without a substantial risk that either the price per share to be derived from such registration, the timing of such registration or the distribution of the Registrable Securities pursuant to such registration will be materially and adversely affected, then the number of shares offered thereunder shall be limited to the Saleable Number and shall be allocated as follows: (i) first, to all the shares of common stock that the Company proposes to register for its own account, (ii) second, the difference, if any, between the Saleable Number and the number of shares to be included pursuant to clause (A) above, to the Holders pro rata on the basis of the number of Registrable Securities offered for sale by each Holder, and (C) third, the difference, if any, between the Saleable Number and the number of shares to be included pursuant to clauses (A) and (B) above, to all other selling shareholders, pro rata on the basis of the number of shares offered for sale by each such shareholder.

     (c) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 4(a) that the Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

     (d) Certain Notices; Suspension of Sales. The Company may, upon written notice to the Holders, suspend the Holders’ use of any Prospectus (which is a part of any Registration Statement) for a reasonable period not to exceed ninety (90) days if the Company in its reasonable judgment believes it may possess material non-public information the disclosure of which in its reasonable judgment would have a material adverse effect on the Company and its subsidiaries taken as a whole. Each Holder of Registrable Securities agrees by its acquisition of such Registrable Securities to hold any communication by the Company pursuant to this section 4(d) in confidence.

     (e) Amendments. Subject to section 4(d) hereof, the Company shall (i) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable time period required herein, (ii) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Registering Shareholders set forth in such Registration Statement or Prospectus supplement.

     (f) Indemnification. In the event any Registrable Securities are included in a registration statement under Section 4(a):

     (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and the partners, officers, directors and stockholders of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; provided however, that the indemnity agreement contained in this Section 4(f)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, stockholder, underwriter or controlling person of such Holder.

     (ii) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors, officers or stockholders or any person who controls such Holder, against any losses, claims, damages or liabilities to which the Company or any such person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically or use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such person in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 4(f)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

     (iii) Promptly after receipt by an indemnified party under this Section 4(f) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4(f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4(f), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4(f).

     (iv) If the indemnification provided for in this Section 4(f) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (v) The obligations of the Company and Holders under this Section 4(f) shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (g) All expenses incurred in connection with a Piggyback Registration (excluding underwriters’ and brokers’ discounts and commissions), including without limitation, all federal and “blue sky” registration and qualification fees, printers and accounting fees and fees and disbursements of counsel for the Company shall be borne by the Company.

     5. Delivery of the Stock Certificate. The Company will execute and deliver certificate(s) representing the Shares to the subscriber within five (5) business days after the occurrence of each of the following items: (i) acceptance of the subscription by the Company; and (ii) receipt of the Purchase Price by the Company.

     6. Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

     (a) The undersigned understands that the offering and sale of the Shares by the Company to the undersigned is intended to be exempt from registration under the Securities Act by virtue of Regulation A, promulgated under the Securities Act and, in accordance therewith and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:

     (i) All documents, records and books pertaining to the Company and/or this investment that the undersigned or his purchaser representative has requested have been made available for inspection by him and/or his purchaser representative, attorney, accountant and other advisor(s);

     (ii) The undersigned and/or his purchaser representative and advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and all such questions have been answered and all such information has been provided to the full satisfaction of the undersigned;

     (iii) Neither the undersigned nor the undersigned's purchaser representative or investment advisors, if any, have been furnished any offering literature and the undersigned and the undersigned's purchaser representative and advisors, if any, have relied only on the information, as described in subparagraphs (ii) and (iii) above, furnished or made available to them by the Company;

     (iv) No oral or written representations have been made and no oral or written information has been furnished to the undersigned or his purchaser representative or advisor(s) in connection herewith that were in any way inconsistent with the information set forth in this Subscription Agreement;

     (v) The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting;

     (vi) The undersigned acknowledges that he has either conducted his own independent evaluation of the Company and has analyzed the risks associated with an investment in the Shares or has had his purchaser representative take such actions on his behalf and has based his decision to invest in the Shares on the results of this evaluation and analysis;

     (vii) The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become disproportionate to the undersigned’s net worth;

     (viii) If the undersigned is a natural person, the undersigned has reached the age of majority in the jurisdiction in which the undersigned resides, has adequate net worth and means of providing for the undersigned’s current financial needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

     (ix) The address set forth below is the undersigned’s true and correct residence (or, if not an individual, domiciliary) address;

     (x) The undersigned (A) has such knowledge of, and experience in, business and financial matters so as to enable him to utilize the information made available to him in connection with the offering of the Shares in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto, (B) the undersigned has carefully evaluated the risks of investing and (C) has the capacity, either alone, or with a professional advisor, to protect his own interests in connection with a purchase of the Shares;

     (xi) The undersigned is not relying on the Company with respect to the economic considerations of the undersigned relating to this investment. In regard to such considerations, the investor has relied on the advice of, or has consulted with, only his own advisor(s). The undersigned recognizes that the information furnished by the Company does not constitute investment, accounting, legal or tax advice. The undersigned is relying on professional advisors for such advice;

     (xii) The undersigned is acquiring the Shares solely for his own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

     (xiii) The undersigned understands that the price of the Shares has been determined arbitrarily by the Company and may not be indicative of the true value of the Shares. The undersigned understands that no assurances can be given that the Shares could be resold by the Subscriber for the subscription price or any price and he/she/it has made an independent determination of the fairness of the subscription price; and

     (b) The undersigned recognizes that an investment in the Shares involves a number of significant risks including, but not limited to, those risks explained to him by his purchaser representative.

     (c) The undersigned understands that no federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of this investment in the Shares.

     (d) All information that the undersigned has heretofore furnished and furnishes herewith to the Company are true, correct and complete as of the date of execution of this Subscription Agreement and if there should be any material change in such information prior to the closing of the sale of the Shares (the “Closing”), the undersigned will immediately furnish such revised or corrected information to the Company.

     (e) The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive such date. If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking herein shall be the joint and several representation, warranty and undertaking of each such person.

     7. Indemnification. The undersigned agrees to indemnify and hold harmless the Company and the officers and directors thereof and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representations or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company in connection with this transaction.

     8. Additional Information. The undersigned hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as it may deem appropriate with regard to the suitability of the undersigned as an investor in the Shares.

     9. Binding Effect. The undersigned hereby acknowledges and agrees that, except as provided under applicable state securities laws, the subscription hereunder is irrevocable, that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her/its heirs, executors, administrators, successors, legal representatives and assigns.

     10. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

     11. Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

     12. Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. This Subscription Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

     13. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

     14. Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision shall not affect the validity or legality of the remaining provisions.

     15. Assignability. This Subscription Agreement is not transferable or assignable by the undersigned.

     16. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to residents of that jurisdiction executing contracts wholly to be performed therein.

     17. Choice of Jurisdiction. The undersigned agrees that any action or proceeding directly or indirectly relating to or arising out of this Subscription Agreement, any breach hereof, or any transaction covered hereby shall be resolved, whether by arbitration or otherwise, within the State of Washington. Accordingly, the parties consent and submit to the jurisdiction of the state courts located within Seattle, Washington or the United States federal courts located in the Western District of Washington. The parties further agree that any such relief whatsoever in connection with this Subscription Agreement shall be commenced by such party exclusively in the state courts located within Seattle, Washington or the United States federal courts located in the Western District of Washington.

     18. Reimbursement. If any action or other proceeding is brought for the enforcement of this Subscription Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Subscription Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney’s fees and other costs incurred in such action or proceeding in addition to any other relief to which they may be entitled.

     19. Further Assurances. Each of the parties shall execute said documents and other instruments and take such further actions as maybe reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

     20. State Securities Laws. Subscribers should also be aware of the following additional considerations:

FOR RESIDENTS OF ALL STATES:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATES AND THE SECURITIES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE MATERIALS PRODUCED TO THE SUBSCRIBERS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Subscription Information (to be completed by individual subscriber):

Shares Purchased ______________________________________________

Purchase Price of Shares (Number of Shares Purchased x $0.10 per Share) _____________

Name(s) in which the Shares is to be registered:

Home Address

Mailing Address

Form of joint ownership (if applicable). (If one of these items is checked, subscriber and co-subscriber must both sign all documents.):

Tenants-in-Common	Joint Tenants

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed on the day of ___________ , 2010.

Please Print Name of Subscriber	Signature of Subscriber	Social Security Number

Please Print Name of Co-Subscriber	Signature of Co-Subscriber	Social Security Number

[ATTACH CHECK HERE]

THIS PORTION NOT TO BE COMPLETED BY SUBSCRIBER

RECEIPT AND ACCEPTANCE

CASH OR CHECK AND SUBSCRIPTION AGREEMENT RECEIVED ON ______________, 2010.

By: ___________________________________

SUBSCRIPTION ACCEPTED ON _______________________ , 2010.

NORTHTECH INDUSTRIES, INC.

By:
Name:
Title:

WIRE TRANSFER INSTRUCTIONS

If Subscriber wishes to wire transfer the purchase price of his Shares, he or she shall wire transfer immediately available funds in the amount of the Purchase Price subscribed for hereunder, as follows:

Bank:	US Bank
Account Name:	Northtech Industries, Inc.
Account No.:	153593318667
Bank Routing No.:	125000105